UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 23, 2007
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


        Virginia                     000-49929                82-0545425
 --------------------------      -----------------        ------------------
     (State or other                (Commission              (IRS Employer
       jurisdiction                 File Number)           Identification No.)
     of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At a meeting held on October 23, 2007, the Board of Directors of Access National Corporation (the "Corporation") adopted amended and restated bylaws (the "Bylaws") for the Corporation, effective October 23, 2007. Below is a brief description of the substantive amendments that were made to the Bylaws. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

     Recent rule changes promulgated by the Nasdaq Stock Market LLC require Nasdaq-listed companies to be eligible for a direct registration system ("DRS") by January 1, 2008. DRS refers to a system by which shares may be held in book entry form without a certificate. In order to ensure that the Corporation's securities are DRS-eligible, certain changes to the Bylaws have been made and are reflected in Article I. As amended and restated, the Bylaws permit the Corporation to issue certificated or uncertificated shares, and provisions regarding the registration and transfer of shares have been updated accordingly.

     Certain additional clerical and nonsubstantive amendments were also made to various provisions of the Bylaws.

Item 9.01  Financial Statements and Exhibits.

   (d)  Exhibits

        3.2 Bylaws of Access National Corporation (as amended and restated October 23, 2007).

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACCESS NATIONAL CORPORATION
                                              (Registrant)


Date:  October 23, 2007               By:  /s/ Michael W. Clarke
                                           -------------------------------------
                                      Name:  Michael W. Clarke
                                      Title: President & Chief Executive Officer